Exhibit 10.3
Confidential Treatment Requested
AMENDMENT NUMBER ONE
to the
Transactions Terms Letter
Dated as of January 30, 2013
between
BANK OF AMERICA, N.A.
and
NATIONSTAR MORTGAGE LLC
This AMENDMENT NUMBER ONE (this “Amendment”) is made as of this 31st day of May, 2013, by and between Bank of America, N.A. (“Buyer”) and Nationstar Mortgage LLC (“Seller”) to that certain Transaction Terms Letter, dated as of January 30, 2013 (as amended, supplemented or otherwise modified from time to time, the “Terms Letter”), between Buyer and Seller. Reference is hereby made to that certain Amended and Restated Master Repurchase Agreement, dated as of October 21, 2010 between Seller and Buyer (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

WHEREAS, Seller has requested and Buyer agrees to amend the Terms Letter as more specifically set forth herein; and

WHEREAS, as of the date of this Amendment, Seller represents to Buyer that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and the Terms Letter and is not in default under the Agreement or the Terms Letter.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.Amendments. Effective as of May 31, 2013 (the “Effective Date”) the Terms Letter is hereby amended as follows:

(a)The Terms Letter is hereby amended by deleting the definition of “Committed Amount” in its entirety and replacing it with the following:

Committed Amount:	For the period of time commencing on May 31, 2013, through and including July 29, 2013 (the “Temporary Increase Period”), $1,250,000,000, and at all times thereafter, $750,000,000.
(b)The Terms Letter is hereby amended by deleting the existing Schedule 1 and replacing it with the Schedule 1 attached to this Amendment as Exhibit A.

SECTION 2.Condition Precedent. As a condition precedent to the effectiveness of this Amendment, Seller shall remit to Buyer a pro-rated facility fee (the “Additional Facility Fee”) equal to the result of (i) the product of (a) [***], (b) $500,000,000 (representing the increase in the Committed Amount during the Temporary Increase Period), and (c) 30, divided by (ii) 360. The Additional Facility Fee shall be deemed due, earned and payable in full on the date hereof. Upon early termination of the Agreement, no portion of the Additional Facility Fee will be refunded to Seller.

SECTION 3.Fees and Expenses. Seller agrees to pay to Buyer all fees and out of pocket expenses incurred by Buyer in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel Buyer incurred in connection with this Amendment, in accordance with Section 12.2 of the Agreement.

SECTION 4.Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement and the Terms Letter, as applicable.

SECTION 5.Limited Effect. Except as amended hereby, the Terms Letter shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Terms Letter or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Terms Letter, any reference in any of such items to the Terms Letter being sufficient to refer to the Terms Letter as amended hereby.

SECTION 6.Representations. In order to induce Buyer to execute and deliver this Amendment, Seller hereby represents to Buyer that as of the date hereof, (i) Seller is in full compliance with all of the terms and conditions of the Principal Agreements and remains bound by the terms thereof, and (ii) no Potential Default or Event of Default has occurred and is continuing under the Principal Agreements.

SECTION 7.Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York without regard to any conflicts of law provisions (except for Section 5-1401 of the New York General Obligations Law, which shall govern) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by federal law.

SECTION 8.Counterparts. For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

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IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be executed and delivered by their duly authorized officers as of the Effective Date.

BANK OF AMERICA, N.A., as Buyer By: /s/ Rayanthi De Mel_______________ Name: Rayanthi De Mel Title: Assistant Vice President	NATIONSTAR MORTGAGE LLC, as Seller By: /s/ Ellen Coleman________________ Name: Ellen Coleman Title: Executive Vice President and Treasurer

Exhibit A to Terms Letter

SCHEDULE 1
ELIGIBLE ASSETS

Type	Type Sublimit*	Type Margin	Type Purchase Price Percentage	Maximum Dwell Time**	Transaction Requirements
Type A: Agency Eligible Mortgage Loans that are also Conventional Conforming Mortgage Loans (1st mortgages only), including Jumbo Mortgage Loans that are Agency Eligible Mortgage Loans	[***]	[***]	[***]	45 calendar days	None
Type A-1: Agency Eligible Mortgage Loans only These loans will be identified in the Asset Data Record as “Construction/OTC”	[***]	[***]	[***]	60 calendar days	None
Type B: Government Mortgage Loans (1st mortgages only)	[***]	[***]	[***]	45 calendar days	None
Type C: Jumbo Mortgage Loans that are not Agency Eligible Mortgage Loans (1st mortgages only, maximum original loan amounts up to $1,500,000)	[***]	[***]	[***]	45 calendar days	Rate lock and prior approval
Type D:
Government Mortgage Loans (1st mortgages only) that are: (i) secured by manufactured homes and originated in compliance with Title II under FHA 203(b); or (ii) have FICO scores between 550 and 619

These loans will be identified in the Asset Data Record as “Conf Balance Expanded”
	[***]	[***]	[***]	45 calendar days	None
Type E: Texas Cash-Out Refinance Mortgage Loans - Type A and Type B Mortgage Loans These loans will be identified in the Asset Data Record as “Expanded/Alt-A”	[***]	[***]	[***]	45 calendar days	None
Type F: HARP Mortgage Loans (1st mortgages only) These loans will be identified in the Asset Data Record as “Specialty ARM”	[***]	[***]	[***]	45 calendar days	None
Noncompliant Asset - Type A, B, C, D, E and F Mortgage Loans that have been (i) subject to one or more Transactions hereunder for a period greater than 45 days but not greater than 60 days, or (ii) rejected by the applicable Approved Investor
	[***]	The initial Type Margin
[***] cumulative reduction in Type Purchase Price Percentage for Mortgage Loans rejected by an Approved Investor; subject to further review and reduction in Type Purchase Price Percentage at Buyer's discretion

[***] reduction in Type Purchase Price Percentage for an additional dwell time of 1-15 days
Wet Mortgage Loans - Type A, B, C, D, E and F Mortgage Loans, excluding loans originated under a correspondent program	[***]	The initial Type Margin	The initial Type Purchase Price Percentage	7 Business Days from origination
Eligible Certified Mortgage Loans that are Portfolio Mortgage Loans - Type A, Type A-1 and Type B Mortgage Loans	[***]	[***]	[***]	60 calendar days from the date on which the Mortgage Loan first became subject to a Transaction whether or not it was an Eligible Certified Mortgage Loan at the time	None
Eligible Certified Mortgage Loans that are Pooled Mortgage Loans - Type A, Type A-1, Type B and Type D Mortgage Loans	[***]	[***]	[***]	60 calendar days from the date on which the Mortgage Loan first became subject to a Transaction whether or not it was an Eligible Certified Mortgage Loan at the time	None

* Unless otherwise specified, all Type Sublimits are calculated as a percentage of the Aggregate Transaction Limit (as the same may be increased or decreased pursuant to the terms of the Agreement).

** All Maximum Dwell Times are calculated without regard to whether the time that such Purchased Asset is subject to the facility is consecutive.

***Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.